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                                                                    EXHIBIT 10.1

                           MERCANTILE BANK CORPORATION

                                OCTOBER 18, 2004

RE:      STOCK OPTION--INDEPENDENT DIRECTOR STOCK OPTION PLAN ("PLAN")

         Mercantile Bank Corporation ("Company") grants to you ("Grantee") a stock option ("Option") pursuant to the Plan. Capitalized terms used in this Agreement which are not defined herein have the meanings given them in the Plan.

1.       STOCK OPTION

         The Option entitles you to purchase up to five hundred (500) shares of the Company's common stock ("Option Shares"), at an option price per share of Forty-Six Dollars and Sixty-Two and One-Half Cents ($46.625) ("Option Price"), subject to the terms and conditions of this Agreement and the Plan.

2.       ADDITIONAL PROVISIONS

         The Option is also subject to the following provisions:

                  a. Exercisability. During the term of this Option, the Option may be exercised and Option Shares may be purchased at any time and from time to time after the execution of this Agreement, subject to the vesting schedule set forth in Section 2(b). The Option shall not be exercised with respect to less than one hundred (100) Option Shares unless the remaining Option Shares covered by the Option are less than one hundred (100) and the Option is exercised with respect to all such remaining shares. The Option Price shall be paid in full in cash, by check, bank draft, money order, or the delivery of shares as allowed by the Plan at the time of the delivery of the Option Shares. Option Shares acquired under this Agreement are hereinafter referred to as the "Exercise Shares".

                  b. Vesting Schedule. On each date set forth below, the Option will be vested and be exercisable with respect to the number of Option Shares set forth opposite such date if Grantee is then serving as a director of the Company or of a Subsidiary, subject to acceleration of vesting as provided in the Plan:

                  Date                               Option Shares to Vest

                  October 18, 2009                   500 Shares

                  The Option shall only be exercisable to the extent that it is vested, and the Option generally shall not vest with respect to any Option Shares prior to the date which is sixty (60) months after the date of this Agreement. Vesting may be accelerated in the event of death, disability, retirement, and certain corporate transactions, only as provided in the Plan.


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                  c. Procedure for Exercise. Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised at any time and from time to time prior to its termination by delivering written notice to the Company as provided in Section 6(e) of the Plan. The notice must specify the number of Option Shares to be purchased and be accompanied by this Agreement.

3.       GRANTEE'S AGREEMENT

         In consideration for the granting of this Option, the Grantee agrees to continue to serve as a director of the Company for the lesser of twelve (12) months from the date hereof or for the remainder of his or her current term as a director.

4.       TRANSFERABILITY OF OPTION

         This Option may only be transferred to Permitted Transferees strictly in accordance with the terms and conditions of Section 6(f) of the Plan, provided the Grantee gives written notice of the transfer to the Company and the Company acknowledges the transfer in writing.

5.       TRANSFERABILITY OF EXERCISE SHARES

         No Exercise Shares may be transferred unless the Company is provided with evidence (satisfactory to the Company, in its sole discretion) that such transfer complies with applicable federal and state securities laws.

6.       CONFORMITY WITH PLAN

         The Option is intended to conform in all respects with and is subject to all applicable provisions of the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, Grantee acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms of the Plan.

7.       SERVICE AS A DIRECTOR

         Grantee acknowledges that nothing in this Agreement or in the Plan imposes upon the Company, or any Subsidiary of the Company, any obligation to retain the Grantee as a director for any period.



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8.       ADJUSTMENT

         The Committee shall make appropriate and proportionate adjustments to the number of Option Shares and the Option Price to reflect any stock dividend, stock split, or combination of shares, merger, consolidation, or other change in the capitalization of the Company, as provided in Section 6(h) of the Plan. In the event of any such adjustment, all new, substituted, or additional securities or other property to which Grantee is entitled under the Option shall be included in the term "Option Shares."

9.       EXPIRATION

         This Option shall expire on October 17, 2014 (the "Expiration Date"), subject to earlier termination or expiration as provided in Sections 6(g) and 6(h) of the Plan.

10.      TERMINATION OF SERVICE AS A DIRECTOR

         In the event Grantee ceases to be a director of the Company or a Subsidiary, the Option is subject to certain accelerated termination and other limitations, as provided in Section 6(g) of the Plan.

11.      POSTPONEMENT OF DELIVERY OF SHARES AND REPRESENTATIONS

         The Company, in its discretion, may postpone the issuance or delivery of Option Shares upon any exercise of this Option until completion of the registration or other qualification of such Option Shares under any state and/or federal law, rule, or regulation as the Company may consider appropriate. The Company may require any person exercising this Option to make such representations, including, without limitation, a representation that it is his or her intention to acquire the Option Shares for investment and not with a view to distribution thereof, and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Option Shares in compliance with applicable laws, rules, and regulations. No Option Shares shall be issued unless the Company is satisfied with the accuracy of any such representations.

12.      RIGHTS AS STOCKHOLDERS

         The Grantee shall have no rights as a stockholder with respect to any Option Shares until the Grantee becomes the holder of record of such shares.

13.      FURTHER ACTIONS

         The parties agree to execute such further instruments and to take such further actions as may reasonably be required to carry out the intent of this Agreement.




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14.      NOTICE

         Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the Untied States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at the address set forth in this Agreement or at such other address as such party may designate by ten (10) days' advance written notice to the other party.

15.      SUCCESSORS AND ASSIGNS

         This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon and inure to the benefit of Grantee's heirs, personal representatives, successors, and permitted assigns.

16.      GOVERNING LAW

         This Agreement and all documents contemplated hereby, and all remedies in connection therewith and all questions or transactions relating thereto, shall be construed in accordance with and governed by the laws of the state of Michigan.

17.      ENTIRE AGREEMENT

         This Agreement constitutes the entire understanding between the Grantee and the Company with respect to the Option Shares and supersedes all other agreements, whether written or oral, with respect to such Option Shares.




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         Please execute the extra copy of this Agreement on the next page and return it to the Chief Financial Officer of the Company to confirm your understanding and acceptance of this Agreement.


                                        Very truly yours,

                                        MERCANTILE BANK CORPORATION



                                        By
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                                           Gerald R. Johnson, Jr.
                                           Chairman of the Board and
                                            Chief Executive Officer



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         The undersigned hereby acknowledges having read this Agreement, the
Plan, and the other enclosures received with this Agreement and hereby agrees to be bound by all provisions set forth herein and in the Plan.

                                    Grantee:


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                                                     (Signature)


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                                                 (Please print name)


                                    Address:
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                                    Telephone No.
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